================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
       (as permitted  by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                                  DIMECO, INC.
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

        -----------------------------------------------------------------
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment  of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
     (1)  Title of each class of securities to which the transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of the transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
          ----------------------------------------------------------------------
     (2)  Form Schedule or Registration No.:
          ----------------------------------------------------------------------
     (3)  Filing Party:
          ----------------------------------------------------------------------
     (4)  Date Filed:
          ----------------------------------------------------------------------

================================================================================

                                 [DIMECO LOGO]


March 22, 2006



Dear Stockholder:

         On behalf of the Board of Directors and management of Dimeco, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders to be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 27, 2006, at 2:00 p.m. local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and Officers of the Company will be present to respond to any questions stockholders may have.

         You will be asked to elect three directors and to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent accountants for the fiscal year ending December 31, 2006. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.


Sincerely,

/s/Gary C. Beilman


Gary C. Beilman
President and
Chief Executive Officer

--------------------------------------------------------------------------------
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2006
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Dimeco, Inc. (the "Company"), will be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 27, 2006, at 2:00 p.m., local time, for the following purposes:

1.       To elect three directors of the Company; and
2. To ratify the appointment of S.R. Snodgrass, A.C. as independent accountants of the Company for the fiscal year ending December 31, 2006;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2006 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2005 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John F. Spall

John F. Spall
Secretary

Honesdale, Pennsylvania
March 22, 2006

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 27, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to stockholders of Dimeco, Inc. (the "Company") in connection with the solicitation of proxies by the Company's board of directors (the "Board of Directors" or the "Board") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, April 27, 2006, at 2:00 p.m., local time, and at any adjournments thereof. The 2005 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2005, accompanies this Notice of Annual Meeting of Stockholders and this Proxy Statement, which are first being mailed to stockholders on or about March 22, 2006.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of three directors named in Proposal 1, (b) FOR the ratification of independent public accountants in Proposal 2 and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Other than the matters listed in the Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate
Secretary of the Company (John F. Spall, 820 Church Street, Honesdale, Pennsylvania 18431) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Meeting.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 1, 2006 as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. Each stockholder of record on the Record Date is entitled to one vote for each share held. On the Record Date, there were 1,522,994 shares of the Company's common stock, $.50 par value (the "Common Stock"), outstanding.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote "FOR" the election of the nominees as submitted as Proposal 1, proposed by the Board, to "WITHHOLD AUTHORITY" from all such nominees, or to vote "FOR EXCEPT" for one or more of the nominees being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at the Meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may either: (i) vote "FOR" the Proposal;
(ii) vote "AGAINST" the Proposal; or (iii) "ABSTAIN" with respect to the Proposal. Unless otherwise required by our Articles of Incorporation or by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). A person is deemed the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

  NAME AND ADDRESS OF BENEFICIAL     AMOUNT AND NATURE OF BENEFICIAL     PERCENT OF SHARES OF COMMON STOCK
          OWNER                               OWNERSHIP                         OUTSTANDING (%)
Henry M. Skier
820 Church Street
Honesdale, Pennsylvania 18431                 87,065(1)                           5.7

--------------------
(1) See "Proposal 1 - Election of Directors"

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and to furnish the Company with copies of such reports. Based solely on its review of the copies of such reports furnished by such persons during the past fiscal year or with respect to the last fiscal year or written representations from such persons that no annual reports of changes in beneficial ownership were required, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2005 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                        PROPOSAL 1. ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The bylaws of the Company require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of The Dime Bank (the "Bank"). Three directors will be elected at the Meeting, each to serve for a three-year term or until his or her successor has been elected and qualified.

         Barbara J. Genzlinger, John S. Kiesendahl and John F. Spall (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees currently serve as directors of the Company.

         The persons named as proxies on the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees, the other sitting directors and the executive officers named in the summary compensation table including for each their name, the positions held with the Company, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

                                                                                               SHARES OF
                                                                                                 COMMON
                                                                      YEAR FIRST   CURRENT       STOCK
                                                                      ELECTED OR   TERM TO    BENEFICIALLY   PERCENT
                      NAME AND TITLE                        AGE(1)   APPOINTED(2)   EXPIRE     OWNED (1)(3)  OWNED (%)
 --------------------------------------------------------- --------- ------------- ---------- -----------------------
 BOARD NOMINEES FOR TERMS TO EXPIRE IN 2009
 Barbara J. Genzlinger                                        54         1998        2006         8,998        *
 Director
 John S. Kiesendahl                                           59         1993        2006        35,643       2.3
 Director, Vice Chairman of the Board
 John F. Spall                                                59         1999        2006        36,123       2.4
 Director, Secretary

 DIRECTORS CONTINUING IN OFFICE
 William E. Schwarz                                           63         1993        2007        21,278       1.4
 Director, Chairman of the Board
 Henry M. Skier                                               65         1993        2007        87,065       5.7
 Director
 Gary C. Beilman                                              51         2005        2008        28,607       1.9
 President, Chief Executive Officer and Director
 Robert E. Genirs                                             70         1998        2008        13,628        *
 Director
 Thomas A. Peifer                                             63         1993        2008        27,308       1.8
 Director

 EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
 Maureen H. Beilman                                           50          -            -         18,415       1.2
 Chief Financial Officer, Treasurer, Asst. Secretary
 Peter Bochnovich                                             44          -            -         12,767        *
 Vice President and Asst.  Secretary of the Bank

 Directors, nominees, named executive officers and
 executive officers of the Company as a group (10             --          -            -        289,832      18.1
 persons)

(1)      As of Record Date.
(2) Refers to the year the individual first became a director of the Company.
(3)      The share  amounts  include  6,428 shares for Messrs.  Genirs,  Peifer,
         Skier and Ms.  Genzlinger,  1,428  shares for  Messrs.  Kiesendahl  and
         Spall,  24,200 shares for Mr.  Beilman,  5,928 shares for Mr.  Schwarz,
         13,600 shares for Ms. Beilman and 10,700 shares for Mr. Bochnovich that may be acquired through the exercise of stock options within sixty days of the Record Date under the stock option plans.
*        Less than 1% of Common Stock outstanding.

BIOGRAPHICAL INFORMATION

         Set forth below is certain information with respect to the directors, including the director nominee and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

NOMINEES FOR DIRECTOR:

         BARBARA J. GENZLINGER is Secretary/Treasurer of The Settlers Inn, a country inn located in Hawley, Pennsylvania, and President of Sayre Mansion, LLC, a country inn located in Bethlehem, Pennsylvania.

         JOHN S. KIESENDAHL is the President and Chief Executive Officer of Woodloch Pines Inc., a resort located in Hawley, Pennsylvania.

         JOHN F. SPALL is an attorney, practicing in Hawley, Pennsylvania.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

CONTINUING DIRECTORS:

         WILLIAM E. SCHWARZ is President of Edward J. Schwarz, Inc., an automobile dealership, located in Honesdale, Pennsylvania.

         HENRY M. SKIER is President of A.M. Skier, Inc., an insurance agency, located in Hawley, Pennsylvania.

         GARY C. BEILMAN is the President and Chief Executive Officer of the Company and Bank. Mr. Beilman was appointed President and Director on January 1, 2005. He was previously appointed Chief Executive Officer on January 1, 2002. Prior to January 2002, Mr. Beilman served the Company and Bank in various capacities. Mr. Beilman is the brother-in-law of Maureen H. Beilman.

         ROBERT E. GENIRS is retired. Prior to his retirement in 1998, Mr. Genirs was the Chief Administrative Officer for Lehman Brothers where he previously served as Chief Financial Officer and Controller.

         THOMAS A. PEIFER is retired. Prior to his retirement in 2001, Mr. Peifer was Superintendent of the Wallenpaupack Area School District, in Hawley, Pennsylvania. He is the President of Metlag, Inc., a franchised retail Agway store.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

         MAUREEN H. BEILMAN is the Chief Financial Officer, Treasurer and Assistant Secretary of the Company and Chief Financial Officer and Treasurer of the Bank. Ms. Beilman is the sister-in-law of Gary C. Beilman.

         PETER BOCHNOVICH is a Vice President and Assistant Secretary of the Bank. He has been employed by the Bank since 2001 and has served as the Senior Lending Officer since that date. Prior to his employment at the Bank, he was a commercial lending officer of a local financial institution, having worked in the financial services industry since 1985.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors conducts its business through meetings of the Board of Directors and through the Bank's committees. During the fiscal year ended December 31, 2005, the Board of Directors of the Company held 14 regular meetings and no special meetings and the Board of Directors of the Bank held 25 meetings, including regularly scheduled and special meetings. During the fiscal year ended December 31, 2005, no directors attended fewer than 75% of the total meetings of the Board of Directors and committees on which they served.

         The Board of Directors encourages directors to attend the Annual Meeting of Stockholders but does not have a formal policy in that regard. All directors attended the 2005 annual meeting. Stockholders who wish to communicate with the Board of Directors should send their communications to the Secretary at the Company's main office, 820 Church Street, Honesdale, Pennsylvania 18431.

         The outside directors act as the Nominating Committee for the selection of management's nominees for directors. The Company believes that the outside directors would qualify as independent under the rules of The Nasdaq Stock Market. The outside directors met once as a Nominating Committee during the fiscal year ended December 31, 2005. The Company has not adopted a charter for the Nominating Committee.

         The Nominating Committee will consider candidates recommended by stockholders. With respect to each individual vacancy, the Nominating Committee intends to determine the specific qualifications and skills required to fill that vacancy and to complement the existing qualifications and skills of the other Board members. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's bylaws and the proposed nominee must fulfill the existing eligibility standards.

         The Compensation Committee is comprised of Directors Genirs, Kiesendahl and Skier, each of whom would be considered independent under the rules of The Nasdaq Stock Market. The Committee met three times during the 2005 fiscal year.

         The Audit Committee was comprised of all directors except Mr. Beilman. The Audit Committee is a standing committee that is responsible for developing and maintaining the Company's and the Bank's audit program. Robert E. Genirs is the Audit Committee "financial expert" as that term is defined in Item 401(h) of Regulation S-K. Mr. Genirs is an independent director. While the rules of The Nasdaq Stock Market are not applicable to the Company, the Company believes that all members of the Audit Committee would qualify as independent directors under such rules. The Committee also meets with the independent accountants to discuss the results of the annual audit and any related matters. The Committee met seven times in fiscal year 2005. The Board of Directors has adopted a written audit committee charter for the Audit Committee, a copy of which is attached as an appendix to this Proxy Statement.

AUDIT COMMITTEE REPORT

         REVIEW OF AUDITED FINANCIAL STATEMENTS WITH MANAGEMENT

         The Audit Committee reviewed and discussed the audited financial statement for the year ended December 31, 2005 with the management of the Company.

         REVIEW OF FINANCIAL STATEMENTS AND OTHER MATTERS WITH INDEPENDENT ACCOUNTANTS

         The Audit Committee discussed with S.R. Snodgrass, A.C. ("Snodgrass") the Company's independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence. The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" below was compatible with maintaining Snodgrass' independence.

       RECOMMENDATION THAT FINANCIAL STATEMENTS BE INCLUDED IN THE ANNUAL REPORT

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

         AUDIT COMMITTEE:
         Robert E. Genirs - Chairman
         William E. Schwarz
         Barbara J. Genzlinger
         John S. Kiesendahl
         Thomas A. Peifer
         Henry M. Skier
         John F. Spall

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

DIRECTOR COMPENSATION

         For the year ended December 31, 2005, each non-employee director received board fees of $15,000, regardless of attendance. There are no fees paid in connection with attendance of committee meetings. For the fiscal year ended December 31, 2005, board fees totaled $105,000. Directors fees are paid by the Bank; there are no additional fees paid by the Company. In addition, on December 15, 2005 each outside director was granted 1,428 options to purchase stock at a price of $34.00 per share.

EXECUTIVE COMPENSATION

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to or earned by the Company's President and Chief Executive Officer for the three years ended December 31, 2005. In addition, other executive officers of either the Bank or the Company whose combined salary and bonus for the past fiscal year exceeded $100,000 for services rendered in all capacities to the Bank or the Company are presented along with their earned compensation over the past three fiscal years.

                                                                                   Long-Term
                                                    Annual Compensation       Compensation Awards
                                                 ------------------------------------------------
                                                                                  Securities
                                      Fiscal                                      Underlying           All Other
Name and Principal Position            Year      Salary ($)       Bonus ($)       Options(1)       Compensation ($)
-------------------------------------------------------------------------------------------------------------------

Gary C. Beilman                        2005      148,000           25,000           4,200             21,458 (2)
President, Chief Executive             2004      139,000           10,000             --              19,239
Officer and Director                   2003      130,000           15,000             --              19,825

Maureen H. Beilman                     2005       93,000           16,000           2,200             16,180 (3)
Chief Financial Officer,               2004       88,000            8,000             --              14,418
Treasurer and Assistant                2003       81,827            8,500             --              14,815
Secretary

Peter Bochnovich                       2005       90,000           13,000           3,700             13,212 (4)
Vice President and Assistant           2004       85,000            7,750             --               9,639
Secretary of The Dime Bank             2003       75,481            8,500             --               6,793

(1)  See"-- Stock Option Awards"
(2) Includes a salary continuation plan contribution of $9,478, a matching 401(k) contribution by the Bank of $5,920, an additional profitsharing contribution by the Bank of $5,920 and $140 tax payment in relation to the deferred compensation plan.
(3) Includes a salary continuation plan contribution of $8,613, a matching 401(k) contribution by the Bank of $3,720, an additional profit sharing contribution by the Bank of $3,720 and $127 tax payment in relation to the deferred compensation plan.
(4) Includes a salary continuation plan contribution of $5,925, a matching 401(k) contribution by the Bank of $3,600, an additional profit sharing contribution by the Bank of $3,600 and $87 tax payment in relation to the deferred compensation plan.

STOCK OPTION AWARDS

         The following table sets forth information with respect to stock options granted to the named executive officers in the last fiscal year. The Company did not grant any stock appreciation rights in the past fiscal year.

                                OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------
                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                       AT ASSUMED ANNUAL RATES
                                                                                           OF STOCK PRICE
                                                                                       APPRECIATION FOR OPTION
                         INDIVIDUAL GRANTS                                                   TERM (1)
---------------------------------------------------------------------------------------------------------------
                   NUMBER OF
                   SECURITIES      PERCENT OF TOTAL
                   UNDERLYING      OPTIONS GRANTED TO      EXERCISE OR
                    OPTIONS        EMPLOYEES IN FISCAL     BASE PRICE     EXPIRATION
NAME               GRANTED (#)            YEAR              ($/SH)         DATE (1)      5% ($)     10% ($)
---------------------------------------------------------------------------------------------------------------
Gary C. Beilman     4,200                 19.09%            35.95         9/22/2015      94,937     240,639

Maureen H. Beilman  2,200                 10.00%            35.95         9/22/2015      49,739     126,049

Peter Bochnovich    3,700                 16.82%            35.95         9/22/2015      83,652     211,992

(1) Calculation of the potential realizable dollar value of grant calculated by multiplying the number of securities underlying options granted by the quantity of the future value of the underlying shares at the given column's assumed annual interest rate of appreciation through the expiration date less the exercise price.

(2) Options for 200 shares became exercisable on October 18, 2005 and the remainder became exercisable on December 1, 2005. All such options are incentive stock options.

         The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted to the named executive officers and held as of December 31, 2005. The Company has not granted any stock appreciation rights.



                  Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
-------------------------------------------------------------------------------------------------------------------
                                                             Number of Securities       Value of Unexercised
                                                            Underlying Unexercised          In-The-Money
                                                            Options at FY-End (#)        Options at FY-End
                                                            -------------------------------------------------------
                          Shares Acquired      Value
Name                      on Exercise (#)    Realized     Exercisable/Unexercisable    Exercisable/Unexercisable(2)
-------------------------------------------------------------------------------------------------------------------
Gary C. Beilman                  --        $    --               20,000/--                     $410,000/-- (3)
                                                                  4,200/--
Maureen H. Beilman              275        $ 6,806 (2)           11,725/--                     $240,363/-- (3)
                                                                  2,200/--
Peter Bochnovich                 --        $    --                3,000/--                     $ 51,750/-- (4)
                                                                  4,000/--                     $ 49,800/-- (5)
                                                                  3,700/--

(1) Options are considered in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.
(2) Based upon the difference between the exercise price of $13.25 per share and the estimated fair market value of the Common Stock on the dates of exercise.
(3) Based upon the difference between the exercise price of $13.25 per share and the estimated fair market value of $33.75 per share at December 31, 2005.
(4) Based upon the difference between the exercise price of $16.50 per share and the estimated fair market value of $33.75 per share at December 31, 2005.
(5) Based upon the difference between the exercise price of $21.30 per share and the estimated fair market value of $33.75 per share at December 31, 2005.

OTHER BENEFITS

         SALARY CONTINUATION PLAN

          The Bank entered into non-qualified salary continuation agreements with Messrs. Beilman and Bochnovich and Ms. Beilman. If such officers continue to serve as officers of the Bank until they become 65 years old, the Bank agrees to pay the officer 120 guaranteed consecutive monthly payments of $4,166.67 commencing on the first day of the month following the officer's 65th birthday. If such officers attain age 65, but die before receiving all of the guaranteed monthly payments, or die before age 65 while serving as an officer, then the Bank will make the remaining payments to that officer's designated beneficiary or to the representative of his or her estate. For the year ended December 31, 2005, Messrs. Beilman and Bochnovich and Ms. Beilman had accrued salary continuation plan benefits of approximately $70,740, $8,722 and $64,281, respectively, and such benefits were fully vested.

         CHANGE-IN-CONTROL SEVERANCE AGREEMENTS

         The Bank has entered into change-in-control severance agreements with Messrs. Beilman and Bochnovich and Ms. Beilman. The severance agreements have terms of three years, renewable annually thereafter, and severance protection upon a termination of employment up to two years following a change in control of the Bank, with such payment equal to three (3) times the executive's average annual compensation for the five most recent taxable years that the executive has been employed by the Bank or lesser number of years in the event that executive shall have been employed by the Bank for less than five years. In the event of a change of control at December 31, 2005, Messrs. Beilman and Bochnovich and Ms. Beilman would have been entitled to lump sum payments of approximately $467,662, $289,990 and $315,215, respectively. These agreements also include a provision to continue all benefit coverages provided under the Bank's (or its successor's) employee benefit and welfare plans and programs up to thirty-six (36) months following the termination of employment date.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee consists only of independent directors. The Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         The Compensation Committee is responsible for conducting periodic reviews of the executive compensation of senior executives, including the Chief Executive Officer ("CEO"). The Compensation Committee determines salary levels for senior executives and amounts of cash bonuses to be distributed to those individuals, if and as appropriate.

         This report is submitted by the Compensation Committee to the Board of Directors of the Company to summarize the Compensation Committee's involvement in the compensation decisions and policies adopted by the Bank and the Company for executive officers generally, and for the President and CEO, Gary C. Beilman, in particular, during 2005.

GENERAL POLICY

         The executive compensation practices of the Company and the Bank are designed to reward and provide an incentive for executives, based on the achievement of corporate and individual goals. Compensation levels for executives are established after considering measures that include, but are not limited to, financial performance of the Company and competitive labor market conditions. Furthermore, qualitative factors such as overall job performance, leadership, teamwork, and community involvement are considered in compensation deliberations. The Compensation Committee utilized publicly available information to gather information related to compensation practices for executive officers of financial services companies with assets of between $300 million and $500 million located in Pennsylvania. The Compensation Committee has complete access to all necessary Company personnel records, financial reports and other data.

COMPONENTS OF COMPENSATION

         In  evaluating  executive  compensation,   the  Compensation  Committee
concentrates  on  three   fundamental   components:   salary,   incentive  bonus
compensation and retirement income opportunity.

         Salary levels for senior executives are reviewed by the Compensation Committee on an annual basis. The levels reflect an individual's job responsibilities, experience and performance and the Compensation Committee's analysis of competitive marketplace conditions.

         In the past, incentive bonuses have been used to provide cash distributions to executives, depending upon a variety of factors relating to Company and Bank performance and individual performance. Although the Compensation Committee's decisions are discretionary and no specific individual goals were set, the general factors that were used to determine bonuses were the individual's contribution to the Company's and the Bank's success since the executive's last evaluation and the demonstrated capacity to adapt to meet the future needs of each. No particular weightings of these factors were used to calculated bonuses.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         After reviewing the Company's 2005 results, as well as his individual contributions, the Compensation Committee concluded that the CEO, Mr. Beilman, performed with exceptional skill and diligence in 2005. The Company generated earnings and business growth in accordance with the Company's budget and operating plans, and Mr. Beilman deserves a large measure of the credit for this leadership role in the Company's accomplishments. Finally, the Compensation Committee believes that Mr. Beilman has made significant contributions to the ongoing success of the Company and the Bank, and continues to set the stage for their continued success.

         Accordingly, Mr. Beilman's salary was increased from $148,000 to $160,000 for 2006 and he was awarded a bonus of $25,000 in 2006 (for 2005).

THE COMPENSATION COMMITTEE:
Robert E. Genirs
John S. Kiesendahl
Henry M. Skier

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Directors Genirs, Kiesendahl and Skier. No member of the Compensation Committee was an officer or employee of the Company or its subsidiaries during the last fiscal year or formerly an officer of the Company or its subsidiaries. No member of the Compensation Committee is, or was during 2005, an executive officer of another company on whose board of directors or on whose compensation committee one of the Company's executive officers serves. No member of the Board of Directors was an executive officer of a company on whose board or compensation committee an executive officer of the Company served.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total return on stocks included in The Nasdaq Stock Market index and (b) the cumulative total return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 at the market close on December 31, 2000 and the reinvestment of dividends paid. The graph provides comparison at December 31, 2000 and each fiscal year through December 31, 2005.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

[Line graph appears here showing 5-year cumulative total return on $100 invested in the Common Stock compared to cumulative total returns on $100 invested in the Nasdaq Bank Index and Nasdaq Index, respectively. Line graph starts at December 31, 2000 and shows the cumulative total returns at December 31, 2001, 2002, 2003, 2004 and 2005. Plot points are shown below]

                                                        HISTORICAL TOTAL RETURN VALUES
------------------------------------------------------------------------------------------------------------------
          INDEX              12/31/2000    12/31/2001     12/31/2002     12/31/2003    12/31/2004     12/31/2005
------------------------------------------------------------------------------------------------------------------
       DIMECO, INC.            100.00        140.41         167.10         351.88        280.28         277.77
 NASDAQ STOCK MARKET (US       100.00         79.30          54.80          82.00         89.20          91.10
        COMPANIES)
    NASDAQ BANK INDEX          100.00        108.30         110.80         142.60        163.20         159.40
------------------------------------------------------------------------------------------------------------------

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the above graph. The Company neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
               PROPOSAL 2. RATIFICATION OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         Snodgrass was the Company's independent public accountants for the 2005 fiscal year. The Board of Directors has appointed Snodgrass to be its accountants for the fiscal year ending December 31, 2006 and is seeking ratification by the Company's stockholders of such appointment. A representative of Snodgrass is expected to be available at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Fees paid to Snodgrass for the last two fiscal years were as follows:

                                                    2005 ($)                   2004 ($)
                                                    --------                   --------
           Audit Fees(1)........................      70,033                     65,290
           Audit-Related Fees(2) ................          -                      4,277
           Tax Fees(3)...........................     16,439                     11,675
           All Other Fees(4).....................     27,365                     23,805

         (1) Audit fees consist of fees for professional services rendered for the audit of the Company's financial statements and review of financial statements included in the Company's quarterly reports and services normally provided by Snodgrass in connection with statutory and regulatory filings or engagements.
         (2) Audit-related fees consisted principally of attestation services related to agreed upon procedures related to Trust Department services.
         (3) Tax fees consist of compliance fees for the preparation of state and federal tax returns and consultation on depreciation methods.
         (4) All other fees are primarily made up of consulting services for compliance and other consulting fees for information technology in 2005 and for outsourced regulatory compliance reviews in 2004.

         The Audit Committee approves all non-audit work performed by Snodgrass in advance and has not adopted any pre-approval policies and procedures.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE 2006 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In  order  to be  considered  for  inclusion  in  the  Company's  Proxy
Statement for the Annual Meeting of Stockholders to be held in 2007, all stockholder proposals must be submitted to the Secretary at the Company's office, 820 Church Street, Honesdale, Pennsylvania 18431, on or before November 23, 2006. In order to be considered for possible action by stockholders at the 2007 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 27, 2007.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by e-mail or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MAUREEN H. BEILMAN, DIMECO, INC., P O BOX 509, HONESDALE, PENNSYLVANIA 18431.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John F. Spall

John F. Spall
Secretary

Honesdale, Pennsylvania
March 22, 2006

APPENDIX A

THE DIME BANK and DIMECO, INC.
AUDIT COMMITTEE CHARTER

COMMITTEE RESPONSIBILITIES

The Audit Committee of the Board of Directors of The Dime Bank and Dimeco, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

The Committee shall:

     o Provide for an open avenue of communications between the independent accountants and the Board and, at least one (1) time annually, meet with the independent accountants in private session.
     o Facilitate open communication among the internal auditors, the independent accountants and the Board. o Review internal audits, the annual external audit and any other financial statements, regulatory and/or legal matters or reports as deemed necessary.
     o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.
     o Receive on an annual basis a written statement from the independent accountants detailing all relationships between the independent accountants and the Company consistent with requirements of the
          Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend, that the full Board take appropriate action to oversee the independence of the independent accountants.
     o    Review and  approve the  independent  accountants'  annual  engagement letter.
     o Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls,
          (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.
     o Review significant accounting, reporting, regulatory or industry developments affecting the Company.
     o Review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-Q.
     o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.
     o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.
     o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-K.
     o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.
     o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

COMMITTEE MEMBERSHIP

The membership of the Committee shall be:

     o    appointed by the Board
     o comprised of independent directors as defined by the applicable regulatory authorities, and
     o    consist of at least  three  members.

At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background.

COMMITTEE MEETINGS

Meeting will be held as required, but no less than four (4) times a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

COMMITTEE CHARTER REVIEW AND APPROVAL

This Audit Committee Charter shall be reviewed, reassessed and approved by the Board annually and shall be included in the proxy at least every three years.

Last Board Approval:       December 15, 2005

--------------------------------------------------------------------------------
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2006
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Dimeco, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania on Thursday, April 27, 2006, at 2:00 p.m., local time, and at any and all adjournments thereof, in the following manner:

                                                                         FOR
                                                  FOR      WITHHELD     EXCEPT
                                                  ---      --------     ------

1. The election as directors of the nominees
   listed below for a three-year term:            [_]        [_]         [_]

   Barbara J. Genzlinger
   John S. Kiesendahl
   John F. Spall

   INSTRUCTIONS: To withhold your vote for any individual nominee, mark "FOR EXCEPT" and insert the nominee's name on the line provided below.

   -----------------------------------------------------------------------------

                                                  FOR      AGAINST      ABSTAIN
                                                  ---      -------      -------
2. The ratification of the appointment of         [_]        [_]         [_]
   S.R. Snodgrass, A.C. as independent
   public accountants of the Company
   for the fiscal  year ending
   December 31, 2006.

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" each of the above listed
propositions.                                      ---

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE NOMINEES AND FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.    |_|

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Please be sure to sign and date this Proxy in the box below.
                                        _____________________
                                        |                   |
                                        |Date               |
________________________________________|___________________|
|                                                           |
|                                                           |
|___________________________________________________________|
Stocholder sign above   Co-holder (if any) sign above

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's s decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 22, 2006, and the 2005 Annual Report.

     Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


__________________________________

__________________________________

__________________________________